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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 3, 2002

                               NUTRI/SYSTEM, INC.
                 (Exact Name of Registrant Specified in Charter)



           Delaware                     0-28551                  23-3012204
       -----------------          -------------------        -------------------
        (State or Other             (Commission File          (I.R.S. Employer
        Jurisdiction of                  Number)             Identification No.)
        Incorporation)


               202 Welsh Road
            Horsham, Pennsylvania                                     19044
----------------------------------------------                 -----------------
   (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 706-5300

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4. Changes in Registrant's Certifying Accountant

On July 3, 2002, at the direction of the Board of Directors of Nutri/System, Inc., a Delaware corporation (the "Company"), acting upon the recommendation of its Audit Committee, the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and appointed KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002.

Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction would have caused Andersen to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosures. While the Company has received no information from Andersen that Andersen has a basis for disagreement with such statements, the Company has been informed that, in light of recent developments at Andersen, Andersen has ceased providing written representations for use in Form 8-Ks concerning changes in a registrant's certifying accountant.

During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or "reportable events," in each case in the manner contemplated by Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

                                    Exhibits

None.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Nutri/System, Inc.


                     By: /s/ James D. Brown
                         --------------------------------------
                         James D. Brown
                         Chief Financial Officer

Dated: July 10, 2002